Exhibit 99.1

Energous Corporation Reports Second Quarter 2021 Financial Results

SAN JOSE, Calif. – July 29, 2021 – Energous Corporation (NASDAQ: WATT), the developer of WattUp®, a revolutionary Wireless Charging 2.0 technology, today announced financial results for the second quarter ended June 30, 2021 and provided an update on its operational progress.

Recent Highlights

•	Energous launched active energy harvesting developer kit supporting over-the-air wireless charging, including a 5.5 watt transmitter

•	Energous and Atmosic achieved industry first interoperability energy harvesting, advancing development of wireless charging applications

“Over the past several quarters, we have assembled a number of partners to lead an ecosystem for active harvesting, including battery, electronic label, wireless connectivity, and low power management unit companies that are moving toward adopting our 5.5 watt transmitter in a variety of applications,” said Cesar Johnston acting chief executive officer of Energous Corporation. “Further, we continue making worldwide progress in regulatory certification of our 900 MHz technology, and we now have four customers with FCC Approval for near field. We believe our cumulative efforts bring WattUp toward broad market penetration.”

Unaudited 2021 Second Quarter Financial Results

For the second quarter ended June 30, 2021 Energous recorded:

•	Revenue of $184,960

•	Operating expenses of approximately $11.2 million (GAAP), comprised of $6.1 million in research and development, and $5.1 million in selling, general and administrative expenses

•	Net loss of $11.0 million, or $0.18 per basic and diluted share

•	Adjusted EBITDA (a non-GAAP financial measure) loss of $6.7 million

•	$38.23 million in cash and cash equivalents at the end of the second quarter, with no debt

2021 Second Quarter Conference Call

Energous will host a conference call to discuss its financial results, recent progress and prospects for the future.

When: Thursday, July 29, 2021

Time: 1:30 p.m. PT (4:30 p.m. ET)

Phone: 888-317-6003 (domestic); +1 412-317-6061 (international)

Passcode: 0265104

Telephonic replay: Accessible through Aug. 12, 2021

877-344-7529 (domestic); 412-317-0088 (international); passcode 10158782

Webcast: Accessible at Energous.com; archive available for approximately one year

About Energous Corporation

Energous Corporation (Nasdaq: WATT) is the global leader of Wireless Charging 2.0 technology. Its award-winning WattUp® solution is the only technology that supports both contact and distance charging through a fully compatible ecosystem. Built atop fast, efficient, and highly scalable RF-based charging technology, WattUp is positioned to offer improvements over older, first generation coil-based charging technologies in power, efficiency, foreign device detection, freedom of movement and overall cost for consumer electronics, medical devices, retail, military, industrial/commercial IoT, automotive, military, retail and industrial applications. Energous develops silicon-based wireless power transfer (WPT) technologies and customizable reference designs, and provides worldwide regulatory assistance, a reliable supply chain, quality assurance, and sales and technical support to global customers. The company received the world’s first FCC Part 18 certification for at-a-distance wireless charging and has been awarded 240 U.S. patents for its WattUp wireless charging technology to-date.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements may describe our future plans and expectations and are based on the current beliefs, expectations and assumptions of Energous. These statements generally use terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or similar terms. Examples of our forward-looking statements in this release include but are not limited to our statements about Energous’ financial results, the future of the global wireless charging industry, our technology or statements about any governmental approvals we may need to operate our business, and statements with respect to its expected functionality and company growth. Factors that could cause actual results to differ from what we expect include: uncertain timing of necessary regulatory approvals; timing of customer product development and market success of customer products; our dependence on distribution partners; and intense industry competition. We urge you to consider those factors, and the other risks and uncertainties described in our most recent annual report on Form 10-K as filed with the Securities and Exchange Commission (SEC), any subsequent quarterly reports on Form 10-Q as well as in other documents that may be subsequently filed by Energous, from time to time, with the SEC, in evaluating our forward-looking statements. In addition, any forward-looking statements represent Energous’ views only as of the date of this release and should not be relied upon as representing its views as of any subsequent date. Energous does not assume any obligation to update any forward-looking statements unless required by law.

-- Financial Tables Follow --

Energous Corporation

BALANCE SHEETS

(Unaudited)

	As of
	June 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$38,226,214	$50,729,661
Accounts receivable	121,970	75,850
Prepaid expenses and other current assets	647,471	636,702

Total current assets	38,995,655	51,442,213

Property and equipment, net	479,330	402,711
Operating lease right-of-use assets	899,355	1,293,291
Other assets	1,610	1,610

Total assets	$40,375,950	$53,139,825

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,652,541	$1,096,839
Accrued expenses	1,607,538	1,576,287
Operating lease liabilities, current portion	785,484	825,431
Deferred revenue	13,500	12,000

Total current liabilities	4,059,063	3,510,557

Operating lease liabilities, long-term portion	194,176	576,762

Total liabilities	4,253,239	4,087,319
Stockholders’ equity:
Preferred Stock, $0.00001 par value, 10,000,000 shares authorized at June 30, 2021 and December 31, 2020; no shares issued or outstanding.	—	—
Common Stock, $0.00001 par value, 200,000,000 shares authorized at June 30, 2021 and December 31, 2020; 62,868,137 and 61,292,412 shares issued and outstanding at June 30, 2021 and December 31, 2020, respectively.	630	614
Additional paid-in capital	350,636,419	344,024,638
Accumulated deficit	(314,514,338)	(294,972,746)

Total stockholders’ equity	36,122,711	49,052,506

Total liabilities and stockholders’ equity	$40,375,950	$53,139,825

The accompanying notes are an integral part of these condensed financial statements.

Energous Corporation

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$184,960	$114,375	$330,025	$175,850
Operating expenses:
Research and development	6,103,694	4,330,433	10,694,938	8,905,736
Sales and marketing	2,441,357	1,438,904	4,235,569	2,886,813
General and administrative	2,656,748	2,470,683	4,944,144	5,123,077
Cost of services revenue	—	86,995	—	126,539

Total operating expenses	11,201,799	8,327,015	19,874,651	17,042,165

Loss from operations	(11,016,839)	(8,212,640)	(19,544,626)	(16,866,315)
Other income
Interest income	1,010	7,974	3,034	63,913

Total other income	1,010	7,974	3,034	63,913

Net loss	$(11,015,829)	$(8,204,666)	$(19,541,592)	$(16,802,402)

Basic and diluted net loss per common share	$(0.18)	$(0.20)	$(0.32)	$(0.45)

Weighted average shares outstanding, basic and diluted	62,080,250	40,641,264	61,825,044	37,728,909

The accompanying notes are an integral part of these condensed financial statements.

Energous Corporation

Reconciliation of Non-GAAP Information

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2021	2020	2021	2020
Net loss (GAAP)	$(11,015,829)	$(8,204,666)	$(19,541,592)	$(16,802,402)
Add (subtract) the following items:
Interest income	(1,010)	(7,974)	(3,034)	(63,913)
Depreciation and amortization	61,611	95,930	126,385	217,629
Stock-based compensation	4,228,324	2,069,907	6,374,550	4,346,206

Adjusted EBITDA (non-GAAP)	$(6,726,904)	$(6,046,803)	$(13,043,691)	$(12,302,480)

The accompanying notes are an integral part of these condensed financial statements.

Contact

Energous Public Relations

PR@energous.com

(408) 963-0200

Investor Relations Contact

Bishop IR

Mike Bishop

(415) 894-9633

IR@energous.com

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